SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 17, 2003

(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202-5304

(Address and zip code of principal executive offices)

(414) 271-6755

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 9 and ITEM 12.    REGULATION FD DISCLOSURE

On April 17, 2003, the Company issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto and incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	EXHIBITS.

99.1	Press release issued by the Company on April 17, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)

By:	/S/ JOHN L. HAMMOND
Name:	John L. Hammond
Title:	Vice President, Secretary and General Counsel

Date: April 17, 2003

EXHIBIT INDEX

99.1	Press Release issued April 17, 2003.